UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 9, 2003

                                PPT VISION, INC.
                                ----------------
             (Exact name of Registrant as specified in its charter)

          Minnesota                      0-11518                41-1413345
          ---------                      -------                ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation)                                               Identification No.)

12988 Valley View Road
Eden Prairie, Minnesota                                            55344
---------------------------                                        -----
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (952) 996-9500

Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued December 9, 2003, announcing results of operations for the quarter ended October 31, 2003.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, PPT Vision, Inc. hereby furnishes a press release, issued on December 9, 2003 disclosing material non-public information regarding its results of operations for the quarter ended October 31, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                PPT VISION, INC.

                                                By  /s/  Timothy C. Clayton
                                                    --------------------------
                                                    Timothy C. Clayton
                                                    Chief Financial Officer

Dated: December 9, 2003